Exhibit 99.2

STATE OF COLORADO
ATTORNEY GENERAL’S OFFICE

IN RE: LENDER PROCESSING SERVICES, INC., a Delaware Corporation; LPS DEFAULT SOLUTIONS, INC., a Delaware Corporation; and DOCX, LLC, d/b/a LPS Document Solutions Group, a Georgia limited liability company.

JOHN W. SUTHERS, Attorney General
ANDREW P. McCALLIN*
First Assistant Attorney General
ERIK R. NEUSCH*
Assistant Attorney General
JENNIFER MINER DETHMERS*
Assistant Attorney General
Colorado Attorney General’s Office
1525 Sherman Street
Denver, Colorado 80203
Phone: 303-866-5079
*Counsel of Record

ASSURANCE OF DISCONTINUANCE UNDER C.R.S. § 6-1-110(2)

This Assurance of Discontinuance (“Assurance”) is entered into between the State of Colorado, ex rel. John W. Suthers, Attorney General for the State of Colorado (“State” or “Attorney General”), and Respondents Lender Processing Services, Inc., LPS Default Solutions, Inc., and DocX, LLC (collectively “Respondents”). This Assurance is entered into pursuant to the Attorney General’s powers under C.R.S. § 6-1-110(2), and constitutes a complete settlement and compromise between the State and Respondents regarding only the conduct set forth in the statement of facts section, Section III, infra, herein.

I.    PARTIES

1.
John W. Suthers is the duly elected Attorney General for the State of Colorado and has express jurisdiction to investigate and to prosecute violations of the Colorado Consumer Protection Act (“CCPA”), C.R.S. §§ 6-1-101 – 6-1-1121.

2.	Lender Processing Services, Inc. (“LPS”) is a Delaware corporation.

3.	LPS Default Solutions, Inc. is a Delaware Corporation and a wholly owned subsidiary of LPS.

4.	DocX, LLC, d/b/a/ LPS Document Solutions Group (“DocX”), is a Georgia limited liability company and a wholly owned subsidiary of LPS.
II.    STIPULATIONS

5.
Respondents’ agreement to comply with the provisions of this Assurance is not an admission and shall not be used as evidence that Respondents ever engaged in any activity contrary to any law, except as provided in paragraphs 9 and 37 below. By entering into this Assurance and agreeing to the terms and conditions provided herein, Respondents do not intend to waive and do not waive any defenses, counterclaims, third-party claims, privileges or immunities each may have in any case or action filed by any other state, federal or local governmental agency, or any private litigant or class of litigants, arising from the practices described herein. Further, nothing in this Assurance, including this paragraph, shall be construed to limit or restrict Respondents’ right to use the Assurance, or payments made hereunder, to assert and maintain the defenses of res judicata, collateral estoppel, payment compromise and settlement, accord and satisfaction, or any other legal or equitable defenses in any pending or future legal or administrative action or proceeding.

6.	Nothing herein constitutes approval by the Attorney General of Respondents’ past or future practices, and Respondents shall not make any representation to the contrary.

7.
Nothing herein precludes the Attorney General from enforcing the provisions of this Assurance, or from pursuing any law enforcement action with respect to the acts or practices of the Respondents not covered by this Assurance or any acts or practices of the Respondents conducted after the execution of this Assurance. The fact that such conduct is not expressly prohibited by the terms of the Assurance shall not be a defense to any such enforcement action.

8.	The parties agree that this Assurance covers conduct relating to only document execution practices by Respondents.

9.
The contents of this Assurance shall be admissible in any subsequent court proceeding brought by the Attorney General against Respondents if there is a material breach of the contents of this Assurance; and Respondents expressly agree to waive any right or privilege to exclude the contents of this Assurance in a future legal action against the Respondents by the Attorney General based on a material breach of the contents of this Assurance.

10.
No waiver, modification, or amendment of the terms of this Assurance shall be valid or binding unless made in writing, and agreed upon by both parties, and then only to the extent specifically set forth in such written waiver, modification, or amendment.

11.
If any clause, provision, or section of this Assurance is, for any reason, held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other clause, provision, or section of this Assurance, and this Assurance shall be construed and enforced as if such illegal, invalid, or unenforceable clause, section, or other provision had not been contained herein.

12.	The State acknowledges the full cooperation of Respondents in the investigation of the conduct contained herein. The State and the Respondents stipulate to the following facts of the investigation.
III.    STATEMENT OF FACTS

13.
During a period from at least January 1, 2008 to December 31, 2010, certain residential mortgage loan servicers authorized specific persons employed by LPS’s subsidiaries DocX and LPS Default Solutions to sign or assist with the execution of mortgage related documents, including, but not limited to, lost instrument affidavits, deed of trust lien releases, and assignments of mortgages and deeds of trust, in Colorado on behalf of the servicers.

14.
Some of the mortgage related documents generated or executed by LPS’s subsidiaries DocX and LPS Default Solutions on behalf of certain servicers contain defects including, but not limited to, unauthorized signatures, improper notarizations, or attestations of facts not personally known or verified by the affiant. Some of these mortgage related documents also may contain inaccurate information relating to the identity, location, or legal authority of the signatory or of the assignee or beneficiary, or the effective date of the assignment.

15.	DocX recorded or caused to be recorded some mortgage related documents with these defects.

16.
LPS Default Solutions executed or printed some mortgage related documents on behalf of certain servicers with the understanding that some of these documents potentially could be filed in courts or used to comply with statutory foreclosure processes.

17.
During some portions of the period from January 2008 to October 2009, LPS’s management failed to exercise adequate internal controls, policies and procedures, compliance review and oversight of some of the document execution services at DocX and LPS Default Solutions.

18.
Between March 1, 2009 and November 1, 2009, employees and agents of DocX were directed by management of DocX to initiate and implement a program under which some DocX employees signed mortgage related documents in the name of other DocX employees, who were or had been at one time authorized to sign on behalf of certain servicers. DocX referred to these signers as “Surrogate Signers.”

19.
At the time the Surrogate Signers signed certain mortgage related documents, they were not authorized by the applicable servicer to sign their own names or the names of those persons who had been authorized by the applicable servicer to sign the mortgage related documents in question.

20.	The Surrogate Signers executed certain mortgage related documents in the name of other DocX employees without indicating that the document had been signed by a Surrogate Signer.

21.
Notaries public employed by DocX or as agents of DocX completed some notarial statements on the mortgage related documents that were executed by Surrogate Signers and stated that those documents had been properly acknowledged, signed, and affirmed in their presence by the person whose name appeared on the document when in fact, in certain circumstances, the documents were executed by a Surrogate Signer. DocX presented and filed these documents with county recorders or public trustees knowing that they had been executed by Surrogate Signers.

IV.    REPRESENTATIONS BY RESPONDENTS

22.
The practices of DocX, as set forth above, were not implemented, engaged in, known, authorized, condoned or ratified by LPS; and when the practices at DocX became known to LPS, LPS (1) terminated the president of DocX; (2) ordered that the practices cease; (3) implemented a litigation hold on all documents to prevent their destruction; (4) remediated the practices by ratification and/or properly signing and notarizing all documents previously signed by Surrogate Signers; (5) disclosed the activities of DocX in its filings with the Securities and Exchange Commission; and (6) cooperated with a review by the federal banking agencies of document execution services provided by LPS to federally regulated financial institutions.

23.
On or around November 2009, LPS conducted an internal review of DocX and identified certain mortgage related documents that contained inaccuracies, surrogate signatures, notarization defects, or other deficiencies. LPS has identified certain other defects and deficiencies in the mortgage related documents executed by some of its other subsidiaries. Such past practices, when discovered by LPS management, were also immediately discontinued.

24.
On or about April 13, 2011, LPS entered into a consent order with federal banking agencies, which contains similar allegations of deficiencies in certain mortgage related document execution practices at certain subsidiaries of LPS and oversight. Under the consent order, LPS has agreed to take further remedial action, including, but not limited to, proposing a plan to enhance internal auditing and risk management, adopting a comprehensive compliance program for activities relating to default management services, and retaining an independent consultant to conduct an independent review of LPS’s document execution services occurring between January 1, 2008, and December 31, 2010, to determine the existence and extent of the deficiencies and to assess LPS’s ability to identify affected mortgage related documents, to remediate the deficiencies, as appropriate, and to assess whether any financial injury to servicers or borrowers resulted from the document execution services described herein.

25.	Respondents have received board and all other approvals necessary to enter into and perform under this Assurance.
V.    CONSIDERATION AND RELEASE

26.
Pursuant to the Attorney General’s authority under C.R.S. § 6-1-110(2) of the CCPA, the Attorney General may accept, in lieu of filing a civil action to enforce the CCPA, an assurance of discontinuance. Based on the representations and assurances by Respondents, their cooperation in the investigation, and the following consideration, the Attorney General agrees to this Assurance.

27.
Respondents shall pay by check payable to the “Colorado Department of Law” and delivered to the State within ten (10) business days of execution of the Assurance five hundred thousand dollars ($500,000.00). Such funds, and any interest thereon, shall be held in trust by the Attorney General to be used first for reimbursement of the State’s actual costs and attorney fees pursuant to C.R.S. § 6-1-113(4) and, second, to be held along with any interest thereon, in trust by the Attorney General for future consumer education or for consumer fraud or antitrust enforcement actions.

28.
Respondents shall also make a voluntary contribution by check payable to the “Colorado Department of Law” and delivered to the State within ten (10) business days of execution of the Assurance in the amount of one million three hundred thousand dollars ($1,300,000.00). These funds, and any interest thereon, shall be held in trust by the Attorney General and may be used for programs related to foreclosure prevention, loan modification and housing, and for future consumer protection and antitrust enforcement and education efforts.

29.
Respondents voluntarily enter this Assurance as a full compromise and settlement of the State’s investigation into the conduct described in the stipulated facts section, Section III, supra, relating to document execution practices by Respondents.

30.
Upon receipt of the settlement funds set forth in paragraphs 27 and 28 above and subject to paragraphs 31 and 32 below, the State agrees that subsequent legal action will not be initiated against Respondents by the State for any conduct described in the stipulated facts section, Section III, supra.

31.
Respondents agree that the State, in agreeing to the terms of this Assurance, relied on each and every representation, stipulation, agreement, and promise, and other forms of consideration provided or to be provided under this Assurance. Respondents acknowledge that the failure of any such consideration shall be deemed a material breach of this Assurance that entitles the State to exercise the rights and remedies provided herein.

32.
If the State discovers that Respondents knowingly and recklessly made a false or materially misleading representation in or related to this Assurance, the State shall have the sole discretion, upon written notice to Respondents, to consider any such event a material breach of, and an event of default under, the Assurance. If the State exercises this option, the State may deem any release granted Respondents null and void and retain the settlement funds in their entirety as partial liquidated damages, in addition to any other relief provided by this Assurance and under applicable laws of this State.

33.	The parties agree that the Assurance does not release or affect any claims by the State relating to any other conduct by Respondents not described in the stipulated facts section, Section III, supra.

34.
If any independent review or report by the federal banking agencies determines that a greater number of documents might be affected than what was previously disclosed to Respondents, Respondents agree to notify the State within thirty (30) days and increase the payment to the State in accordance with the methodology used to calculate the payment described in paragraph 28 above.

VI.    ASSURANCES

35.	Respondents, and any person or entity acting under the direction or control of Respondents, commits to the following acts and practices relating to document execution:

a.	Respondents shall not engage in, or authorize its employees to engage in, Surrogate Signing of any mortgage related documents as described herein.

b.	Respondents shall not execute any mortgage related documents that are not based on an affiant’s review and personal knowledge of the accuracy and completeness of the statements in the documents.

c.
Respondents shall ensure that any mortgage related document that is executed by Respondents on behalf of a servicer is done pursuant to proper and verifiable authority to sign on behalf of the servicer.

d.	Respondents shall not notarize or cause to be notarized any mortgage related documents that are signed or attested to outside the presence of the notary.

e.
If Respondents provide any notary services or oversee the notarization of any mortgage related documents, Respondents shall ensure that the notary procedures comply with all applicable laws governing notarizations.

f.
Respondents agree to remediate or correct any mortgage related document upon notice and request by the State, if it is reasonably necessary to assist any person or borrower, provided the Respondents have the legal authority to do so.

VII.    AGREEMENT TO ASSIST STATE WITH INVESTIGATIONS

36.	In consideration of this Assurance, Respondents also agree to:

a.	Retain documents and other information sufficient to establish compliance with the provisions herein for a period of three (3) years.

b.
Cooperate with the State in any investigation and other proceeding into any nonparty providing default or legal services to mortgage loan servicers, including retaining and providing reasonable access to LPS documents, data and information, provided such documents, data and information are not subject to the attorney-client privilege or attorney work product privilege as defined by applicable law.

c.     Provide reasonable access to all non-privileged documents and information related to the above described investigations by the State without the need for a subpoena or other compulsory process. These documents and information may include, among other items, billing invoices and communications submitted by any nonparty to mortgage loan servicers on any system maintained by Respondents.
d.    The term “reasonable access” reflects an understanding by the parties that to the extent that Respondents have a legal obligation to protect the privacy of personal identifying information of borrowers or the confidentiality or proprietary nature of other information, the parties agree to work cooperatively to ensure compliance with these obligations without unduly restricting access by the State. The term “reasonable access” also reflects an understanding by the parties that certain documents or information may be protected by the attorney-client or work product privilege and that the Respondents will not be required to waive such privileges as a condition of this Assurance.
e.    Provide affidavits or make available to testify currently employed witnesses to authenticate its business records for any investigation or action by the State against nonparties, and to waive any personal service for currently employed witnesses.
VIII. ENFORCEMENT

37.
A violation of any of the terms of this Assurance shall constitute a prima facie violation of the CCPA under C.R.S. § 6-1-110(2). Upon Respondents’ violation of any term of this Assurance, the Attorney General shall be entitled to file a civil action under the CCPA in any court of competent jurisdiction and to seek an injunction or other appropriate order from such court to enforce the provisions of this Assurance.

38.
Respondents agree that if the State determines that there has been any material breach by Respondents of any provision of this Assurance, including the agreement to cooperate into the State’s investigations of nonparties, it will result in a liquidated monetary payment to the State of one hundred thousand dollars ($100,000.00) for each such material breach determined by the State, which shall be in addition to the settlement funds in paragraphs 27 and 28 above.

39.	This Assurance shall not be construed to affect the rights of any private party to pursue remedies pursuant to C.R.S. § 6-1-113, or under any other statutes through claims or actions in common law.

40.	Nothing in this Assurance shall be construed to release or otherwise affect claims held by any other governmental authority or unit.

41.	LPS shall not participate directly or indirectly in any activity or form a separate entity or corporation for the purpose of engaging in acts or practices in whole or in part that are prohibited by this Assurance or for any other purpose that would otherwise circumvent any part of this Assurance.

42.	Pursuant to C.R.S. § 6-1-110(2), this Assurance shall be a matter of public record.

43.
This Assurance may be signed in one or more counterparts, each of which shall be deemed an original, but which together shall constitute the Assurance. Facsimile and electronic copies of this Assurance and the signatures hereto may be used with the same force and effect as an original.

44.
Respondents acknowledge that they had a full opportunity to review this Assurance and consult with legal counsel. Respondents agree and represent that they have read and understand this Assurance, accept the legal consequences involved in signing it, and that there are no other representations or agreements between Respondents and the State that are not stated in writing herein.

45.
The Assurance and the obligations of the parties to the Assurance shall be governed by Colorado law and the parties agree to submit to the jurisdiction of the courts of this state to adjudicate any dispute in connection with this Assurance.

46.
Any notices, complaints, or other documents required or contemplated by this Assurance (including any request or subpoena) shall be sent to the following persons, which may be changed at any time and by any party by giving written notice:

To Respondents:

                Todd C. Johnson
General Counsel
Lender Processing Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Telephone: 904-854-5100
E-mail: todd.johnson@lpsvcs.com

To the Attorney General:

Erik R. Neusch
Assistant Attorney General
Colorado Attorney General’s Office
1525 Sherman Street
Denver, Colorado 80203
Telephone: 303-866-5079
E-mail: erik.neusch@state.co.us

Dated this 29th day of October, 2012.

JOHN W. SUTHERS
Attorney General

/s/ ERIK R. NEUSCH
By its authorized representative

Erik R. Neusch
Name

Assistant Attorney General
Title

Dated this 29th day of October, 2012.

DocX, LLC

/s/ DANIEL T. SCHEUBLE
By its authorized representative

Daniel T. Scheuble
Name

President
Title

Dated this 29th day of October, 2012.

LPS Default Solutions, Inc.

/s/ THOMAS L. SCHILLING
By its authorized representative

Thomas L. Schilling
Name

EVP and Chief Financial Officer
Title

Dated this 29th day of October, 2012.

Lender Processing Services, Inc.

/s/ THOMAS L. SCHILLING
By its authorized representative

Thomas L. Schilling
Name

EVP and Chief Financial Officer
Title